UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 8, 2022

HEALTHIER CHOICES MANAGEMENT CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-36469	84-1070932
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3800 NORTH 28TH WAY,
HOLLYWOOD, Florida 33020
(Address of principal executive offices, including zip code)

(305) 600-5004
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	HCMC	OTC Pink Marketplace

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
On February 8, 2022, Healthier Choices Management Corp. (“HCMC”), through its wholly owned subsidiary, Healthy Choice Markets 3, LLC (the “Company”), completed its previously announced acquisition of the assets of Mother Earth’s Storehouse Inc. (“Mother Earth’s”), pursuant to the terms of an Asset Purchase Agreement.  As the required financial statements of the business acquired and pro forma financial information were not included in the Form 8-K filed on February 14, 2022, this Form 8-K/A amends and supplements the disclosure provided in Item 9.01 of such Form 8-K to provide additional financial statements for Mother Earth’s and the pro forma financial information required by Item 9.01(b) of Form 8-K.
Item 9.01  Financial Statements and Exhibits.
(a)	Financial statements of businesses acquired.
The audited balance sheets of Mother Earth’s Storehouse Inc. as of December 31, 2020 and 2021, and the related statements of income, comprehensive income, changes in stockholders’ equity and cash flows for each of the two years in the period ended December 31, 2020 and 2021, and the related notes and report of independent auditors thereto, required by this item are included as Exhibit 99.1 and incorporated by reference herein.
(b)	Pro forma financial information.
The unaudited pro forma combined condensed consolidated balance sheet as of December 31, 2021, and the unaudited pro forma combined condensed consolidated statements of income for the year ended December 31, 2021, required by this item are included as Exhibit 99.2 and incorporated by reference herein.
(c)	Exhibits.
Exhibit Number	Description
99.1	Audited Financial Statements of the Mother Earth’s Storehouse Inc. as of December 31, 2020 and 2021.
99.2
Unaudited Pro Forma Combined Condensed Consolidated Balance Sheet as of December 31, 2021, and the Unaudited Pro Forma Combined Condensed Consolidated Statements of Income for the year ended December 31, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHIER CHOICES MANAGEMENT CORP.

Date: April 21, 2022	By:	/s/ Jeffrey E. Holman
Jeffrey E. Holman
Chief Executive Officer